EXHIBIT 10.43

              SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND
                FIRST AMENDMENT TO COLLATERAL ACCOUNT AGREEMENT


         This Sixth Amendment, dated as of March 12, 1998, is made by and among LaCANASTA OF MINNESOTA, INC., a Minnesota corporation (the "Borrower"), SPARTA FOODS, INC., a Minnesota corporation ("Sparta") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    Recitals

         The Borrower, Sparta and the Lender are parties to the Credit and Security Agreement dated as of December 9, 1994, as supplemented by the First Supplement to Credit Agreement dated as of December 13, 1994, as amended by a First Amendment to Credit Agreement dated as of April 14, 1995, a Second Amendment to Credit Agreement dated as of September 21, 1995, a Third Amendment to Credit Agreement dated as of April 23, 1996, a Fourth Amendment to Credit and Security Agreement dated as of December 20, 1996, a Fifth Amendment to Credit and Security Agreement dated as of July 1, 1997, a letter amendment to Credit and Security Agreement dated as of October 22, 1997, a letter amendment to Credit and Security Agreement dated as of December 30, 1997, and a letter amendment dated as of February 17, 1998 (as amended, the "Credit Agreement"). All capitalized terms used in these Recitals shall have the meanings given to them in the Credit Agreement.

         Pursuant to the Credit Agreement, the Lender has made Advances, a Term Loan A, a Term Loan B and a Capital Expenditure Loan to the Borrower. The Borrower's obligations to pay the Advances is presently evidenced by the Revolving Note of the Borrower dated July 7, 1997, payable to the order of the Lender in the original principal amount of $2,000,000. The Borrower's obligations to pay the Term Loan A is presently evidenced by the Term Loan A Note of the Borrower dated December 9, 1994, payable to the order of the Lender in the original principal amount of $1,784,800. The Borrower's obligations to pay the Term Loan B is presently evidenced by the Term Loan B Note of the Borrower dated July 1, 1997, payable to the order of the Lender in the original principal amount of $750,000. The Borrower's obligations to pay the Capital Expenditure Loan is presently evidenced by the Capital Expenditure Loan Note of the Borrower dated December 20, 1996, payable to the order of the Lender in the original principal amount of $473,333. As of March 11, 1998, outstanding principal balance of the Revolving Note was $0. As of March 11, 1998, outstanding principal balance of the Term Loan A Note, the Term Loan B Note and the Capital Expenditure Loan Note was $1,289,639.58. The Advances, the Term Loan A, the Term Loan B and the Capital Expenditure Loan and all other obligations of the Borrower owing to the Lender are secured, among other things, pursuant to the Credit and Security Agreement of the Borrower dated as of December 9, 1994.

         The Borrower has requested, that the Term Loan A, the Term Loan B and the Capital Expenditure Loan be consolidated into one term loan facility, and that the definition of Borrowing Base be amended, among other things. The Lender is willing to grant the Borrower's request subject to the terms of this Sixth Amendment.

         Accordingly, the Borrower and the Lender hereby agree as follows:

         1. Defined Terms. Terms used in this Sixth Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, the definitions of Term Loan A, Term Loan A Note, Term Loan B, Term Loan B Note, Term Loan Notes, Capital Expenditure Loan, and Capital Expenditure Loan Note are deleted. In addition, Section 1.01 of the Credit Agreement is amended by adding or amending, as the case may be, the following new definitions:

         "`Borrowing Base' means, at any time and subject to change from time to time in the Lender's sole discretion, the lessor of:

                  (a) The Revolving Credit Facility Maximum Amount, or

                  (b) the sum of (1) up to eighty-two percent (82%) of Eligible Accounts, plus (2) up to fifty percent (50%) of Eligible Inventory, less (3) the amount of any deductible with respect to any insurance coverage insuring the Accounts in effect from time to time (which deductible is $15,000 as of the date of the Sixth Amendment)."

         "`Revolving Credit Facility Maximum Amount' shall mean $1,200,000."

         "`Revolving Loan Spread' means the percentage set forth below opposite the range of Leverage Ratio in which the Borrower's Leverage Ratio falls. Reductions and increases in the percentage will be determined quarterly upon receipt of the Borrower's financial statements as required under Section 6.1(b) of the Credit Agreement, but such reductions and increases will be applied retroactively to the beginning of the quarter immediately following the quarter for which the determination was made. From the beginning of each fiscal quarter until such determination is made with respect to that quarter, the Borrower shall pay interest as if the percentage were unchanged from the percentage applicable at the end of the preceding fiscal quarter. If the percentage is determined to have increased and the Borrower has thus underpaid interest since the beginning of that fiscal quarter, the Borrower shall pay such deficiency on demand. If the percentage is determined to have decreased and the Borrower has thus overpaid interest since the beginning of that fiscal quarter, the Lender shall credit such overpayment, first, as a prepayment of accrued but unpaid interest on the Revolving Note, and, second, as a prepayment of interest thereafter accruing on the Revolving Note. Notwithstanding the foregoing, no reduction in the percentage will be made if a Default or an Event of Default has occurred and is continuing at the time that such reduction would otherwise be made.

           Leverage Ratio                       Percentage

        1.01 to 1.00 or more                        0.25%

        1.00 to 1.00 or below                       0.00%

As of the December 31, 1997, the Borrower's Leverage Ratio was 4.45 to 1.00; however, due to the Borrower's $2,500,000 preferred stock placement in February, 1998, the Lender will hold the Revolving Loan Spread at 0.25% for the period from January 1, 1998 through March 31, 1998. From April 1, 1998 and thereafter, the Revolving Loan Spread shall mean the percentage set forth above opposite the range of Leverage Ratio in which the Borrower's Leverage Ratio falls."

         "`Revolving Note' means the $1,200,000 promissory note of the Borrower to the Lender in substantially the form of Exhibit A to the Sixth Amendment."

         "`Sixth Amendment' means the Sixth Amendment to Credit and Security Agreement and First Amendment to Collateral Account Agreement dated as of March 12, 1998, among the Borrower, Sparta and the Lender."

         "`Sixth Amendment Effective Date' means the date that all of the conditions in Section 11 of Sixth Amendment have been satisfied."

         "`Term Loan' has the meaning specified in Section 2.2 hereof."

         "`Term Loan Note' means the $2,317,640 promissory note of the Borrower to the Lender in substantially the form of Exhibit B to the Sixth Amendment."

         "`Term Loan Spread' means the percentage set forth below opposite the range of Leverage Ratio in which the Borrower's Leverage Ratio falls. Reductions and increases in the percentage will be determined quarterly upon receipt of the Borrower's financial statements as required under Section 6.1(b) of the Credit Agreement, but such reductions and increases will be applied retroactively to the beginning of the quarter immediately following the quarter for which the determination was made. From the beginning of each fiscal quarter until such determination is made with respect to that quarter, the Borrower shall pay interest as if the percentage were unchanged from the percentage applicable at the end of the preceding fiscal quarter. If the percentage is determined to have increased and the Borrower has thus underpaid interest since the beginning of that fiscal quarter, the Borrower shall pay such deficiency on demand. If the percentage is determined to have decreased and the Borrower has thus overpaid interest since the beginning of that fiscal quarter, the Lender shall credit such overpayment, first, as a prepayment of accrued but unpaid interest on the Term Loan Note, and, second, as a prepayment of interest thereafter accruing on the Term Loan Note. Notwithstanding the foregoing, no reduction in the percentage will be made if a Default or an Event of Default has occurred and is continuing at the time that such reduction would otherwise be made.

         Leverage Ratio                           Percentage

        1.01 to 1.00 or more                         0.50%

        1.00 to 1.00 or below                        0.25%

As of the December 31, 1997, the Borrower's Leverage Ratio was 4.45 to 1.00; however, due to the Borrower's $2,500,000 preferred stock placement in February, 1998, the Lender will hold the Term Loan Spread at 0.50% for the period from January 1, 1998 through March 31, 1998. From April 1, 1998 and thereafter, the Term Loan Spread shall mean the percentage set forth above opposite the range of Leverage Ratio in which the Borrower's Leverage Ratio falls."

         2. Term Loan. The entire Section 2.2 of the Credit Agreement is deleted in its entirety and replaced with the following new Section 2.2:

         "Section 2.2 Term Loan. The Lender has made a term loan to the Borrower before the date of the Sixth Amendment, the Borrower's obligations to pay which are evidenced by the promissory note of the Borrower dated December 9, 1994, payable to the order of the Lender in the original principal amount of $1,784,800 (the "Prior Term Loan A Note"). The Lender has made a second term loan to the Borrower before the date of the Sixth Amendment, the Borrower's obligations to pay which are evidenced by the promissory note of the Borrower dated July 1, 1997, payable to the order of the Lender in the original principal amount of $750,000 (the "Prior Term Loan B Note"). The Lender has made a capital expenditure loan to the Borrower before the date of the Sixth Amendment, the Borrower's obligations to pay which are evidenced by the promissory note of the Borrower dated December 20, 1996, payable to the order of the Lender in the original principal amount of $473,333 (the "Prior Capital Expenditure Loan Note"). As of March 11, 1998, the outstanding principal balances of the Prior Term Loan A Note, the Prior Term Loan B Note and the Prior Capital Expenditure Loan Note was $1,289,639.58. The Lender has committed to consolidate the Prior Term Loan A Note, the Prior Term Loan B Note and the Prior Capital Expenditure Loan Note and make a new term loan to the Borrower as of the date of the Sixth Amendment (the "Term Loan"), the Borrower's obligations to pay which are evidenced by a promissory note of the Borrower dated March 12, 1998, payable to the order of the Lender in the original principal amount of $2,317,640 (the "Term Loan Note"), substantially in the form of Exhibit B to the Sixth Amendment and shall be secured pursuant to the Credit Agreement and the Security Documents as therein defined. The principal amount of the Term Loan shall be payable in sixty (60) consecutive monthly installments of Thirty-Eight Thousand Five Hundred Dollars ($38,500), commencing on April 1, 1998, with a payment of all unpaid principal and other obligations on the earliest of termination of the Revolving Credit Facility, demand by the Lender or the Termination Date."

         3. Interest. Section 2.4(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "Section 2.4 Interest. (a) The principal of the Advances outstanding during any month under the Revolving Credit Facility shall bear interest at the Revolving Note Rate, and all other Obligations shall bear interest at the Term Note Rate; provided, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding and the unpaid principal balance of the Term Loan and any other Obligations outstanding from time to time shall bear interest at the applicable Default Rate; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Advances under the Revolving Credit Facility, the Term Loan, and any other Obligations outstanding from time to time shall be payable on the first day of the next succeeding month and on the Termination Date or earlier demand or prepayment in full. All interest (including interest at the Default Rate) shall be computed on the basis of actual days elapsed in a three hundred sixty (360) day year."

         4. Prepayment Penalty. Section 2.6 of the Credit Agreement is amended in its entirety to read as follows:

         "Section 2.6 Voluntary Prepayment; Termination of Agreement by the Borrower. Except as otherwise provided herein and subject to payment of the prepayment fees set forth below, the Borrower may, in its discretion, prepay the Advances in whole at any time or from time to time in part. If the Borrower desires or decides to terminate this Agreement as of any date prior to December 31, 1999, or to prepay any Obligations with funds not generated solely from Borrower's operations in the ordinary course of business, the Borrower shall (a) provide the Lender with thirty (30) days' prior written notice of the Borrower's intention to do so, and (b) unless the Borrower pays the Obligations (i) in full with funds from the Lender or an affiliate of Lender, (ii) upon Lender's written consent thereto with cash received from a stock offering of Sparta's common stock or (iii) upon the Lender's written consent thereto with cash received from the sale of the Owned Premises, pay the Lender a prepayment fee of one percent (1%) of the Revolving Credit Facility Maximum Amount plus the average outstanding principal balance of the Term Loan over the previous three (3) month period. Failure to provide the aforesaid notice or to prepay the Obligations in full, will not relieve the Borrower of its obligation to pay the prepayment fee. Upon compliance with the foregoing requirements and subject to payment and performance of all the Borrower's Obligations to the Lender, the Borrower may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law."

         5. Financial Covenants. Sections 6.12 and 6.13 of the Credit Agreement are amended in their entirety to read as follows:

         "Section 6.12 Minimum Tangible Net Worth. The Borrower, on a consolidated basis with Sparta, shall maintain at all times during each fiscal month in each period set forth below (calculated at the end of each fiscal month during each period set forth below) its Tangible Net Worth at or above the level set forth below opposite each such period:

------------------------------------- ---------------------------
                                           Minimum Tangible
               Period                         Net Worth
------------------------------------- ---------------------------
      December 1, 1997 through
          January 31, 1998                     $500,000
------------------------------------- ---------------------------
      February 1, 1998 through
           June 30, 1998                      $2,700,000
------------------------------------- ---------------------------
        July 1, 1998 through
          August 31, 1999                     $2,900,000
------------------------------------- ---------------------------
     September 1, 1999 through
         December 31, 1999                    $3,700,000
------------------------------------- ---------------------------

         Section 6.13 Maximum Leverage Ratio. The Borrower, on a consolidated basis with Sparta, shall maintain at all times during each fiscal month in each period set forth below (calculated at the end of each fiscal month during each period set forth below) its Leverage Ratio at or below the level set forth below opposite each such period:

------------------------------------- ----------------------
               Period                        Maximum
                                         Leverage Ratio
------------------------------------- ----------------------
      December 1, 1997 through
          January 31, 1998                5.00 to 1.00
------------------------------------- ----------------------
      February 1, 1998 through
         December 31, 1999                1.60 to 1.00
------------------------------------- ----------------------

         6. Expenditures for Fixed Assets. Section 7.10 of the Credit Agreement is amended in its entirety to read as follows:

         "Section 7.10 Capital Expenditures. Sparta will not make any Capital Expenditures. During each period set forth below, the Borrower will not expend or contract to expend for Capital Expenditures more than the amount set forth below opposite each such period:

----------------------------------- -----------------------------
                                              Maximum
              Period                    Capital Expenditures
----------------------------------- -----------------------------
        Fiscal year ended
        September 30, 1998                   $2,500,000
----------------------------------- -----------------------------
        Fiscal year ended
        September 30, 1999                    $500,000
----------------------------------- -----------------------------
     October 1, 1999 through
         Termination Date                     $500,000
----------------------------------- -----------------------------

         7. Consent to Payment of Subordinated Creditor. The Borrower has requested that the Lender consent to the Borrower's payment of certain debts owed to IFP Trust, a subordinated creditor. Such payments are prohibited by a Subordination Agreement executed by the IFP Trust for the benefit of the Lender, and acknowledged by the Borrower. The Lender hereby consents to the payment of subordinated debt by the Borrower to IFP Trust.

         8. New Compliance Certificate. Exhibit D to the Credit Agreement is hereby amended in its entirety and replaced with Exhibit C to the Sixth Amendment.

         9. Amendment to Collateral Account Agreement. Paragraph 4 of the Collateral Account Agreement, dated as of December 9, 1994, by and between the Borrower and the Lender (the "Collateral Account Agreement") is amended by deleting the reference "two (2) days" as it appears therein and replacing it with "one (1) day".

         10. No Other Changes. Except as explicitly amended by this Sixth Amendment, all of the terms and conditions of the Credit Agreement and Revolving Note shall remain in full force and effect and shall apply to any Advance thereunder.

         11. Amendment Fee. The Borrower agrees to pay the Lender a fully earned, non-refundable fee in the amount of $2,500 in consideration of the execution by the Lender of this Sixth Amendment, payable upon the execution of this Sixth Amendment.

         12. Conditions Precedent. This Sixth Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

         (a) The new Revolving Note duly executed by the Borrower.

         (b) The new Term Loan Note duly executed by the Borrower.

         (c) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Sixth Amendment, the Revolving Note and the Term Loan Note, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were previously delivered to the Lender continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) the incumbency of the officers and agents of the Borrower authorized to sign and to act on behalf of the Borrower and setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Sixth Amendment, the Revolving Note and the Term Loan Note and all other documents, agreements and certificates on behalf of the Borrower.

         (d) Payment of the amendment fee of $2,500.

         (e) Such other matters as the Lender may require.

         13. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  ( a) The Borrower has all requisite power and authority to execute this Sixth Amendment, the Revolving Note and the Term Loan Note and to perform all of its obligations thereunder, and this Sixth Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  ( b) The execution, delivery and performance by the Borrower of this Sixth Amendment, the Revolving Note and the Term Loan Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  ( c) All of the  representations  and warranties  contained in
         Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  ( d) The recitals set forth on the first page hereof are true and correct.

         14. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Mortgage or any Guaranty to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Upon the satisfaction of each of the conditions set forth in paragraph 11 hereof, the definition of "Revolving Note" and all references thereto in the Credit Agreement shall be deemed amended to describe the new Revolving Note, which new Revolving Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Revolving Note. Further, upon the satisfaction of each of the conditions set forth in paragraph 11 hereof, the definition of "Term Note" and all references thereto in the Credit Agreement shall be deemed amended to describe the new Term Note, which new Term Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Prior Term A Note, the Prior Term B Note and the Prior Capital Expenditure Note.

         15. No Waiver. The execution of this Sixth Amendment and acceptance of the Revolving Note, the Term Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Sixth Amendment.

         16. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Sixth Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         17. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Sixth Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 12 hereof.

         18. Miscellaneous. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.


LaCANASTA OF MINNESOTA, INC.       NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                   By:____________________________________
By:___________________________         Ronald E. Gockowski
     A. Merrill Ayers                  Its:  Vice President
     Its:  Chief Financial Officer

SPARTA FOODS, INC.


By:__________________________________
     A. Merrill Ayers
     Its:  Chief Financial Officer

                                                 Exhibit A to Sixth Amendment to
                                                 Credit and Security Agreement

                                 REVOLVING NOTE

$1,200,000                                                Minneapolis, Minnesota
                                                                  March 12, 1998

         For value received, the undersigned, LaCANASTA OF MINNESOTA, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date, or on such earlier date as provided in the Credit and Security Agreement (defined below) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder or under the Revolving Credit Facility, as defined in that certain Credit and Security
Agreement dated as of December 9, 1994, by and among the Lender, the Borrower and Sparta Foods, Inc. (as amended, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a three hundred sixty (360) day year, from the date hereof until this Note is fully paid at the Revolving Note Rate or Default Rate (if applicable) from time to time in effect. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement.

         This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deed of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         This Note is issued in substitution for and replacement of, but not in satisfaction of, the Revolving Note of the Borrower dated July 1, 1997, payable to the order of the Lender in the original principal amount of $2,000,000.

                                                 LaCANASTA OF MINNESOTA, INC.



                                                 By: ___________________________
                                                     A. Merrill Ayers
                                                     Its Chief Financial Officer

                                                 Exhibit B to Sixth Amendment to
                                                 Credit and Security Agreement

                                 TERM LOAN NOTE

$2,317,640                                                Minneapolis, Minnesota
                                                                  March 12, 1998

         For value received, the undersigned, LaCANASTA OF MINNESOTA, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay in accordance with the terms of the Credit Agreement (defined below), to the order of Norwest Bank Minnesota, National Association, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION THREE HUNDRED SEVENTEEN THOUSAND SIX HUNDRED FORTY DOLLARS ($2,317,640) or, if less, the aggregate unpaid principal balance of the Term Loan made by the Lender to the Borrower under that certain Credit and Security Agreement dated as of December 9, 1994, by and among the Lender, the Borrower and Sparta Foods, Inc. (as amended, the "Credit Agreement"), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid, at the Term Note Rate or, if applicable, the Default Rate, as such terms are defined in the Credit Agreement. The principal hereof and the interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         Interest accruing each month shall be due and payable on the first day of the next succeeding month and otherwise as provided in the Credit Agreement. Principal hereof shall be paid in monthly installments and otherwise as provided in Article I and II of the Credit Agreement, and in one final installment on the Termination Date, when the entire unpaid principal balance hereof shall be due and payable in full.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Loan Note referred to in the Credit Agreement.

         This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents, except for the Mortgage, as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         This Note is issued in substitution for and replacement of, but not in satisfaction of, (i) the Term Loan A Note of the Borrower dated December 9, 1994, payable to the order of the Lender in the original principal amount of $1,784,800, (ii) the Term Loan B Note of the Borrower dated July 1, 1997, payable to the order of the Lender in the original principal amount of $750,000, and (iii) the Capital Expenditure Loan Note of the Borrower dated December 20, 1996, payable to the order of the Lender in the original principal amount of $473,333.

                                               LaCANASTA OF MINNESOTA, INC.



                                               By:  ____________________________
                                                    A. Merrill Ayers
                                                    Its: Chief Financial Officer

                                                 Exhibit C to Sixth Amendment to
                                                 Credit and Security Agreement

                             Compliance Certificate

To:       John Blau
          Norwest Bank Minnesota, National Association
Date:     __________________, 199___

Subject:  LaCanasta of Minnesota, Inc.

                              Financial Statements

         In accordance with our Credit and Security Agreement dated as of December 9, 1994, as supplemented by the First Supplement to Credit Agreement dated as of December 13, 1994, as amended by a First Amendment to Credit Agreement dated as of April 14, 1995, a Second Amendment to Credit Agreement dated as of September 21, 1995, a Third Amendment to Credit Agreement dated as of April 23, 1996, a Fourth Amendment to Credit and Security Agreement dated as of December 20, 1996, a Fifth Amendment to Credit and Security Agreement dated as of July 1, 1997, a letter amendment to Credit and Security Agreement dated as of October 22, 1997, and a Sixth Amendment to Credit and Security Agreement and First Amendment to Collateral Account Agreement dated as of March __, 1998 (as amended, the "Credit Agreement"), attached are the financial statements of LaCanasta of Minnesota, Inc. (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

         Events of Default. (Check one):

                  ___ The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  ___ The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  I hereby certify to the Lender as follows:

                  ___ The Reporting Date does not mark the end of one of the Borrower's Fiscal Years, hence I am completing only paragraph __ below.

                  ___ The Reporting Date marks the end of the Borrower's Fiscal Year, hence I am completing all paragraphs below.

                  Financial Covenants. I further hereby certify as follows:

                  1. Minimum Tangible Net Worth. Pursuant to Section 6.12 of the
         Credit Agreement, the Borrower's Tangible Net Worth for the year-to-date period ending on the Reporting Date, was $____________, which ___ satisfies ___ does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in table below:

------------------------------------- ---------------------------
                                           Minimum Tangible
               Period                         Net Worth
------------------------------------- ---------------------------
      December 1, 1997 through
          January 31, 1998                     $500,000
------------------------------------- ---------------------------
      February 1, 1998 through
           June 30, 1998                      $2,700,000
------------------------------------- ---------------------------
        July 1, 1998 through
          August 31, 1999                     $2,900,000
------------------------------------- ---------------------------
     September 1, 1999 through
         December 31, 1999                    $3,700,000
------------------------------------- ---------------------------

                  2. Minimum Leverage Ratio. Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, the Borrower's Leverage Ratio was _____ to 1.00 which _____ satisfies _____ does not satisfy the requirement that such ratio be no less than less than _____ to 1.00 during such period as set forth in the table below:

------------------------------------- ----------------------
               Period                        Maximum
                                         Leverage Ratio
------------------------------------- ----------------------
      December 1, 1997 through
          January 31, 1998                5.00 to 1.00
------------------------------------- ----------------------
      February 1, 1998 through
         December 31, 1999                1.60 to 1.00
------------------------------------- ----------------------

               3. Capital Expenditures. Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the Fiscal Year ended September 30, 199___, for Capital Expenditures,
          $___________ in the aggregate which ____ satisfies ____ does not satisfy the requirement that such expenditures not exceed $____________ in the aggregate.

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                                LaCANASTA OF MINNESOTA, INC.



                                                 By:  __________________________
                                                       A. Merrill Ayers
                                                 Its:  Chief Financial Officer

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

         The undersigned, a guarantor of the indebtedness of LaCANASTA OF MINNESOTA, INC. (the "Borrower") to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (the "Lender") pursuant to a Guaranty dated as of December 9, 1994 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Sixth Amendment to Credit and Security Agreement and First Amendment to Collateral Account Agreement, the Revolving Note and the Term Loan Note each dated March 12, 1998;
(ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the present and future indebtedness of the Borrower to the Lender.

                                                     SPARTA FOODS, INC.



                                                     By:  ______________________
                                                     A. Merrill Ayers
                                                     Its Chief Financial Officer

                          ACKNOWLEDGMENT AND AGREEMENT
                       OF A. MERRILL AYERS AND JOEL BACHUL

         The undersigned, A. Merrill Ayers executed and delivered a certain Performance Agreement dated as of December 9, 1994, and the undersigned Joel Bachul executed and delivered a certain Performance Agreement dated as of April 14, 1995 (such Performance Agreements collectively called the "Agreement"), in favor of Norwest Bank Minnesota, N.A. (the "Lender") with respect to LaCanasta of Minnesota, Inc. (the "Borrower"), and each of the undersigned hereby (i) acknowledges receipt of the foregoing Sixth Amendment to Credit and Security Agreement and First Amendment to Collateral Account Agreement, the Revolving Note and the Term Loan Note each dated March 12, 1998; (ii) consents to the terms and execution thereof; (iii) reaffirms his obligations to the Lender pursuant to the terms of his Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his Agreement.

                                                  ______________________________
                                                  A. Merrill Ayers


                                                  ______________________________
                                                  Joel Bachul